UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2006

APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14316 (Commission File Number)	33-0488566 (I.R.S. Employer Identification Number)

26220 Enterprise Court Lake Forest, CA (Address of principal executive offices)	92630 (Zip Code)

Registrant’s telephone number: (949) 639-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws.

On March 1, 2006, the Board of Directors of Apria Healthcare Group Inc. approved the following amendments to various sections of the company’s Bylaws. These amendments became effective immediately upon their adoption by the Board. The amended provisions are set forth below and have been marked so that new language is underlined and deleted language is stricken through.

Section 2.2.   This Section has been amended to change the window period during which stockholders may propose agenda items for stockholder meetings from between 60 and 90 days prior to a meeting to between 90 and 150 days prior to the meeting. This will not affect proposals for the company’s 2006 Annual Meeting of Stockholders since the deadline for that meeting has already passed.

        SECTION 2.2   Annual Meetings of Stockholders. The annual meeting of stockholders shall be held on such date and at such time and place as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as is properly brought before the meeting in accordance with these Bylaws. To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, (iii) brought before the meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, or (iv) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. Subject to the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, to be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) ~~sixty (60)~~ days nor more than one hundred fifty (150) ~~ninety (90)~~ days prior to the meeting; provided, however, that in the event that less than sixty (60) ~~forty (40)~~ days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. No business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2.2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2.2, and if he or she should so determine, ~~he~~ such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

Section 3.3.   This Section has been added as a technical amendment to eliminate possible conflicts between the procedure for the submission of director nominations by stockholders previously established by the company’s Board of Directors and the requirements of the Bylaws.

        SECTION 3.3   Nominations for Election as Director. ~~Intentionally Omitted~~. The power to nominate persons to serve on the Board shall be vested in the Board or a Committee of the Board duly established for that purpose. In addition, the Board may from time to time establish a procedure by which stockholders may nominate persons for election as directors of the Corporation, which procedure, if established, subject to any contrary requirements of applicable law, shall constitute the exclusive means by which stockholders may make such nominations.

Section 3.7.   This Section has been amended to allow notice of director meetings to be provided by email and to modernize the requirements concerning electronic notice.

        SECTION 3.7   Special Meetings. Special meetings of the Board may be called at any time, and for any purpose permitted by law, by the Chairman of the Board, or by the Secretary on the written request of any two members of the Board unless the Board consists of only one director in which case the special meeting shall be called on the written request of the sole director, which meetings shall be held at the time and place designated by the person or persons calling the meeting. Notice of the time, place and purpose of any such meeting shall be given to the directors by the Secretary, or in case of the Secretary’s absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by facsimile, by telephone, by electronic mail, by personal service, or by any combination thereof as to different directors. If the notice is by mail, then it shall be deposited in a United States Post Office at least seventy-two (72) hours before the time of the meeting.~~;~~ If the notice is sent by facsimile, by telephone, electronic mail, or by personal service, it must be communicated or delivered at least twenty-four (24) hours before the time of the meeting. For purposes of this Section, “electronic mail” means any form of “email” type communication through the Internet, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by the recipient through an automated process. To be effective, telephone and facsimile communications must be directed to a number at which the director has consented to receive notice and electronic mail must be directed to an electronic mail address at which the director has consented to receive notice.

Section 3.11.   This Section has been amended to conform with a change made in the Delaware General Corporate Law in 2004 authorizing board committees to make recommendations to a company’s stockholders with respect to the election or removal of directors.

        SECTION 3.11   Committees. The Board may designate committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Notwithstanding the foregoing, no committee of the Board shall have the power or authority in reference to: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Corporation. Unless the resolution appointing such committee or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall have such name as may be determined from time to time by resolution adopted by the Board. Each committee shall keep minutes of its meetings and report to the Board when required.

Section 3.13.   This Section has been amended to provide additional technical clarity on the issue of when and how vacancies on the company’s Board of Directors may be filled.

        SECTION 3.13   Filling of Vacancies. Any vacancy on the Board, including any newly created directorship resulting from an increase in the number of directors, vacancies resulting from the resignation or death of a director, or vacancies resulting from the failure to elect any nominee for election as a director at a meeting of the stockholders, may be filled or nominated by the stockholders of this Corporation, by a majority of the whole Board or by a duly constituted committee of the Board so authorized. The member or members of any committee of the Board authorized to fill vacancies on the Board, or to nominate persons for election as directors at a meeting of the stockholders, as set forth in the immediately preceding sentence that are present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any absent or disqualified member of such committee.

Section 4.4.   A technical change has been made to this Section in order to clarify that the Chief Executive Officer is the highest ranking officer in the company and that he outranks the other “senior” officers listed in Section 4.1 of the Bylaws.

        SECTION 4.4   Chief Executive Officer. The Chief Executive Officer shall be the ~~senior~~ highest ranking executive officer of the Corporation, with the authority to supervise and direct the other officers and employees of the Corporation, and with authority from time to time to delegate to other officers such executive and other powers and duties as he or she shall deem appropriate, subject in all respects to the authority of the Board.

Section 4.9.   A technical change has been made to this Section to make clear that the Chief Financial Officer performs the duties of the Treasurer when the Treasurer’s office is vacant.

        SECTION 4.9   Chief Financial Officer. Subject to the powers of the Chief Executive Officer, the Chief Financial Officer shall be the principal officer in charge of the financial affairs of the Corporation and shall perform such other duties and have such other powers as the Board or the Chief Executive Officer from time to time prescribe. The Chief Financial Officer shall perform the duties of the Treasurer at any time that the office of Treasurer is vacant.

Section 15.6.   A technical change has been made to this Section to make clear that the Apria Healthcare may agree to indemnify officers, directors and others to a lesser extent than the full amount permitted by law.

        SECTION 15.6   Indemnity Agreements. The Corporation may enter into agreements with any director, officer, employee or agent of the Corporation providing for indemnification to ~~the full~~ any extent permitted by Delaware law.

The amended Bylaws are effective as of March 1, 2006 and are attached as Exhibit 3.4 to this Current Report on Form 8-K.

Exhibit Number 3.4	Description Apria Healthcare Group Inc. Bylaws, as amended on March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
March 7, 2006	/s/ RAOUL SMYTH Raoul Smyth Vice President, Associate General Counsel and Assistant Secretary